UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): August 11, 2016
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ETFS Silver Trust
(Exact name of registrant as specified in its charter)
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New York (State or other jurisdiction of incorporation)	001-34412 (Commission File Number)	26-4586763 (I.R.S. Employer Identification No.)

c/o ETFS Securities USA LLC
48 Wall Street, 11th Floor
New York, New York 10005
(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (212) 918-4954

Not Applicable
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

Effective August 11, 2016, the number of ETFS Physical Silver Shares (“Shares”) in a block that constitutes a basket for the purpose of creations and redemptions in the ETFS Silver Trust (a “Basket”) has been reduced from 100,000 Shares to 50,000 Shares.

Only Authorized Participants that have entered into an Authorized Participant Agreement with ETF Securities USA LLC as Sponsor and The Bank of New York Mellon as Trustee can place orders to create or redeem one or more Baskets.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned, in the capacities indicated, hereunto duly authorized.

Date: August 11, 2016

ETFS Silver Trust

By: ETF Securities USA LLC, Sponsor of the ETFS Silver Trust.

By:	/s/ Graham Tuckwell
Graham Tuckwell
President and Chief Executive Officer
(Principal Executive Officer)

By:	/s/ Christopher Foulds
Christopher Foulds
Chief Financial Officer and Treasurer (Principal Financial Officer and Principal Accounting Officer)